Participative stockholders' debentures	6 Months Ended
Jun. 30, 2021
Participative stockholders' debentures
Participative stockholders' debentures
18.	Participative stockholders’ debentures

At the time of its privatization in 1997, the Company issued a total of 388,559,056 debentures to then-existing stockholders, including the Brazilian Government. The debentures’ terms were set to ensure that pre-privatization stockholders would participate in potential future benefits that might be obtained from exploration of mineral resources. This obligation will cease when all the relevant mineral resources are exhausted, sold or otherwise disposed of by the Company.

Holders of participative stockholders’ debentures have the right to receive semi-annual payments equal to an agreed percentage of revenues less value-added tax, transport fee and insurance expenses related to the trading of the products, derived from these mineral resources. On April 1, 2021, the Company made available for withdrawal as remuneration the amount of US$193 (R$1,073 million) for the second semester of 2020, as disclosed on the “Shareholders’ debentures report” made available on the Company’s website.

To calculate the fair value of the liability, the Company uses the weighted average price of trades in the secondary market for the last month of the quarter. The average price increased from R$45.65 per debenture for the year ended December 31, 2020 to R$60.34 per debenture for the period ended June 30, 2021 (R$29.04 for the period ended June 30, 2020), resulting in an expense of US$278 and US$1,261 recorded in the income statement for the three and six-month periods ended June 30, 2021 (US$231 and US$280 for the three and six-month periods ended June 30, 2020), respectively. As at June 30, 2021 the liability was US$ 4,687 (US$ 3,413 as at December 2020).